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                                                                    EXHIBIT 10.5

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement (this "Agreement") is made and entered into as of December 3, 2001, by and among PACIFIC USA HOLDINGS CORP, a Texas corporation ("PUSA" or "Assignor"); THIRD SECURITY, LLC, a Virginia limited liability company ("TS" or "Assignee"); and LAIDLAW GLOBAL CORPORATION, a Delaware corporation ("Laidlaw").

     WHEREAS, PUSA and Laidlaw executed an Option Agreement (the "Option Agreement"), dated as of August 31, 2001, pursuant to which PUSA was granted first rights of refusal to match 100% of any third party offer, on the same price-per-share terms as any transaction approved by the Board of Directors of Laidlaw from August 31, 2001 through August 31, 2002 (the "Refusal Rights"); and

     WHEREAS, Paragraph 7 of the Option Agreement provides that PUSA may assign the Refusal Rights with the consent of Laidlaw, which consent may not be unreasonably withheld; and

     WHEREAS, on November 29, the Board of Directors of Laidlaw approved a letter of intent between Laidlaw and Technology Partners (Holdings) LLC("Technology Partners"), pursuant to which Technology Partners intends to acquire common stock of Laidlaw on terms as outlined in the letter of intent (the "Technology Transaction"); and

     WHEREAS, PUSA desires to assign its Refusal Right with respect to the Technology Transaction to TS and TS desires to assume such right.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. ASSIGNMENT. PUSA hereby assigns to TS all of its Refusal Right, including without limitation with respect to the Technology Transaction. PUSA hereby retains all other rights under the Option Agreement. The Refusal Right shall revert back to PUSA in the event that TS does not close its equity investment in Laidlaw.

2. ASSUMPTION. TS hereby assumes such Refusal Right and agrees to be bound and abide by the terms and conditions of the Option Agreement with respect to the Refusal Right.

3. CONSENT. Laidlaw hereby acknowledges PUSA's rights under the Option Agreement and consents to assignment to TS of the Refusal Right with respect to the Technology Transaction. PUSA hereby consents to, and waives any preemptive rights or rights of first refusal it may have, with respect to any investment in or loan to Laidlaw made by TS, whether such investment or loan is made pursuant to the Refusal Right or otherwise.

4. EFFECTIVE DATE. This Agreement shall be effective as of the date first above written.


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5.   NOTICES.  Paragraph 5 of the Option Agreement is hereby amended to include notice to TS in connection with exercise of the Refusal Right related to the Technology Transaction, as follows:

     If to Optionee (with respect to that certain letter of intent between Optionor and Technology Partners Inc.):

                                    Third Security LLC
                                    Attn: Marcus Smith
                                    The Governor Tyler
                                    1902 Downey Street
                                    Radford, VA  24141

          With courtesy copy to:    Hunton & Williams
                                    Attn: C. Porter Vaughan, Esq.
                                    951 East Byrd Street
                                    Richmond, Virginia 23219

6.   GOVERNING LAW.  This Agreement shall be governed by, and construed and
     -------------
enforced in accordance with, the laws of the State of Texas.

7.   CONSTRUCTION.  The captions and headings contained herein are for
     ------------
convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement. Notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty in this Agreement shall not be construed against either party based upon authorship of any of the provisions hereof.

8.   COUNTERPARTS; FACSIMILES.  This Agreement may be executed in two (2) or
     ------------------------
more counterparts, each of which shall be deemed an original, and all of which together shall constitute one (1) and the same instrument. Delivery of an executed counterpart of a signature page to this agreement by facsimile shall be effective as delivery of a manually executed counterpart of this agreement.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

                                 ASSIGNOR:

                                 PACIFIC USA HOLDINGS CORP.,
                                 a Texas corporation


                                 By:   /s/ Michael McCraw
                                      ----------------------------------
                                      Name:  Michael McCraw
                                            ----------------------------
                                      Title:  COO/CEO
                                            ----------------------------



                                 ASSIGNEE:

                                 THIRD SECURITY, LLC,
                                 a Virginia limited liability company


                                 By: /s/ Randal J. Kirk
                                     -----------------------------------
                                     Randal J. Kirk
                                     Manager



                                 LAIDLAW:

                                 LAIDLAW GLOBAL CORPORATION,
                                 a Delaware corporation


                                 By:    /s/ Roger E. Bendelac
                                      ----------------------------------
                                      Name:  Roger E. Bendelac
                                            ----------------------------
                                      Title:  Chairman
                                            ----------------------------